EXHIBIT 10(A)
                       AMENDMENT NO. 9
                             TO
     REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 9 ("Amendment") is entered into as of March 11, 1998, by and between Lincoln Snacks Company, a Delaware corporation, having its principal place of business at 4 High Ridge Park, Stamford, Connecticut 06905 ("Borrower") and BNY Financial Corporation, as successor-in-interest to The Bank of New York Commercial Corporation, having offices at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                         BACKGROUND
                        ------------
     Borrower and Lender are parties to a Revolving Credit, Term Loan and Security Agreement dated December 3, 1993, as amended by Amendment No. 1 to Revolving Credit, Term Loan and Security Agreement dated as of March 24, 1994, Amendment No. 2 to Revolving Credit, Term Loan and Security Agreement dated as of September 14, 1994, Amendment No. 3 to Revolving Credit, Term Loan and Security Agreement dated as of March 31, 1995, Amendment No. 4 to Revolving Credit, Term Loan and Security Agreement dated as of June 29, 1995, Amendment No. 5 to Revolving Credit, Term Loan and Security Agreement dated as of November 7, 1995, Amendment No. 6 to Revolving Credit, Term Loan and Security Agreement dated as of May 8, 1996, Amendment No. 7 to Revolving Credit, Term Loan and Security Agreement dated as of October 8, 1996 and Amendment No. 8 to Revolving Credit, Term Loan and Security Agreement dated as of January 13, 1998 (as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrower with certain financial accommodations.

     Borrower has requested that Lender amend the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

     (a) The following defined term is added to Section 1.2 of the Loan Agreement in the appropriate alphabetical order to provide as follows:

     ""BNY Letters of Credit" shall have the meaning set forth in
     Section 2.12 hereof."

     (b)  New Sections 2.12, 2.13 and 2.14 are added to the Loan
Agreement and provide as follows:

          "2.12 Letters of Credit. Subject to the terms and conditions hereof, Lender shall issue or cause the issuance of letters of credit ("BNY Letters of Credit") provided, however, that Lender will not be required to issue or cause to be issued any BNY Letters of Credit to the extent that the face amount of such BNY Letters of Credit would then cause the sum of the outstanding Revolving Advances plus outstanding BNY Letters of Credit to exceed the lesser of (x) the Maximum Revolving Advance Amount minus the FX Reserve or (y) the Formula Amount. All disbursements or payments related to BNY Letters of Credit shall be deemed to be Revolving Advances and shall bear interest at the Revolving Interest Rate. BNY Letters of Credit that have not been drawn upon shall not bear interest. BNY Letters of Credit shall be subject to the terms and conditions set forth in the Letter of Credit Financing Supplement attached hereto as Exhibit 2.12."

          "2.13 Issuance of BNY Letters of Credit.

          (a) Borrower may request Lender to issue or cause the issuance of a BNY Letter of Credit by delivering to Lender at the Payment Office, Lender's standard form of Letter of Credit Financing Supplement and the Lender's or the Bank's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application") completed to the satisfaction of Lender, together with such other certificates, documents and other papers and information as Lender may reasonably request.

          (b)  Each BNY Letter of Credit shall, among other things,
     (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve months after such BNY Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each BNY Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revisions thereof and, to the extent not inconsistent therewith, the laws of the State of New York."

          "2.14 Requirements for Issuance of BNY Letters of Credit.

          (a) In connection with the issuance or creation of any BNY Letter of Credit, Borrower shall indemnify, save and hold Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Lender, and expenses and reasonable attorneys' fees incurred by Lender arising out of, or in connection with, any BNY Letter of Credit to be issued or created for Borrower. Borrower shall be bound by Lender's or any issuing or accepting bank's regulations and good faith interpretations of any BNY Letter of Credit issued or created for Borrower's account, although this interpretation may be different from Borrower's own; and neither Lender nor any of its correspondents shall be liable for any error, negligence, or mistake, whether by omission or commission, in following Borrower's instructions or those contained in any BNY Letter of Credit or of any modifications, amendments or supplements thereto or in creating or paying any BNY Letter of Credit, except for Lender's or such correspondent's willful misconduct.

          (b) Borrower shall authorize and direct any bank which issues a BNY Letter of Credit to name Borrower as the "Account Party" therein and to deliver to Lender all instruments, documents, and other writings and property received by the bank pursuant to the BNY Letter of Credit or in connection with any acceptance and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the BNY Letter of Credit, the application therefor or any acceptance therefor.

          (c) In connection with all BNY Letters of Credit issued or created by Lender under this Agreement, Borrower hereby appoints Lender, or its designee, as its attorney, with full power and authority (a) to sign and/or endorse Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (b) to sign Borrower's name on bills of lading; (c) to clear Inventory through Customs in the name of Borrower or Lender or Lender's designee, and to sign and deliver to Customs Officials powers of attorney in the name of Borrower for such purpose; and (d) to complete in Borrower's or Lender's name, or in the name of Lender's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Lender nor its attorneys will be liable for any acts or omissions nor for any error of judgement or mistakes of fact or law, except for Lender's or its attorneys' willful misconduct. This power, being coupled with an interest, is irrevocable as long as any BNY Letters of Credit remain outstanding."

     (c) A new Section 3.2(d) is added to the Loan Agreement and provides as follows:

          "(d) Letter of Credit Fees. Borrower shall pay Lender (i) for issuing or causing the issuance of a BNY Letter of Credit, a fee equal to one-quarter of one percent (0.25%) per month on the outstanding amount thereof from time to time (such fees being referred to as "Letter of Credit Fees") and (ii) any bank's other customary charges payable in connection with BNY Letters of Credit as in effect from time to time (which charges shall be furnished to Borrower by Lender upon request). Borrower shall also pay in connection with the issuance of a BNY Letter of Credit the fees and charges specified in the Letter of Credit Financing Supplement to this Agreement. Such fees and charges shall be payable (i) in the case of any BNY Letter of Credit, on its opening, (ii) in the case of a standby BNY Letter of Credit, (A) monthly thereafter in advance and (B) upon each increase in the outstanding amount thereof, and (iii) in the case of any BNY Letter of Credit that is not a standby BNY Letter of Credit, at the time of each increase in the face amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason."

     3. Conditions of Effectiveness. This Amendment shall become effective upon receipt by Lender of four (4) copies of this Amendment executed by Borrower.

     4. Representations and Warranties. Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

          (b) No Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (c) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations thereunder.

     5.   Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b)  Except as specifically amended herein, the Loan
Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment No. 9 has been duly executed as of the day and year first written above.

                              LINCOLN SNACKS COMPANY

                              By:     /s/ Kristine A. Crabs
                              Name:   Kristine A. Crabs
                              Title:  Chief Financial Officer

                              BNY FINANCIAL CORPORATION

                              By:     /s/ Carl Giordano
                              Name:   Carl Giordano
                              Title:  Assistant Vice President

                        EXHIBIT 2.12

            BNY FINANCIAL CORPORATION LETTERHEAD

BNY FINANCIAL CORPORATION
1290 Avenue of the Americas
New York, NY   10104
212-408-7000

Date:  March 11, 1998

Lincoln Snacks Company
4 High Ridge Park
Stamford, Connecticut 06905

     Re:  LETTER OF CREDIT FINANCING SUPPLEMENT TO REVOLVING
          CREDIT, TERM LOAN AND SECURITY AGREEMENT

Gentlemen:

     Reference is made to the Revolving Credit, Term Loan and Security Agreement between us dated December 3,1993, as supplemented and amended (the "Agreement"). Capitalized terms hereinafter appearing but not otherwise defined herein shall have the meanings given in the Agreement.

     From time to time, in order to assist you in establishing or opening Letters of Credit with a bank or trust company (herein the "Bank") to cover the importation of goods or inventory or for other purposes, you may request us to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters and any drafts or acceptances thereunder, thereby lending our credit to you. These arrangements shall be handled by us subject to the following terms and conditions.

     A. Our assistance in this matter shall at all times and in all respects be in our sole discretion. The amount and extent of the Letters of Credit and the terms and conditions thereof and of any drafts or acceptances thereunder, shall in all respect be determined solely by us and shall be subject to change, modification and revision by us, at any time and from time to time.

     B. Any indebtedness, liability or obligation of any sort whatsoever, arising or incurred in connection with any Letters of Credit, guarantees, drafts or acceptances thereunder or otherwise, including without limitation all amounts due or which may become due under said Letters of Credit, guarantees or any drafts or acceptances thereunder; all amounts charged or chargeable to you or to us by any Bank, other financial institutions or correspondent bank which opens, issues or is involved with such Letters of Credit; any other bank charges; fees and commissions; duties and taxes; costs of insurance; all such other charges and expenses which may pertain either directly or indirectly to such Letters of Credit, drafts, acceptances, guarantees or to the goods or documents relating thereto, and our charges as herein provided, shall be incurred solely as an accommodation to you and for your account, shall constitute Obligations as defined in the Agreement, may be charged by us to your account thereunder at any time without notice to you, shall be secured by all collateral in which you have heretofore granted to us or hereafter grant to us a security interest (including without limitation all inventory acquired under the Letters of Credit, all documents evidencing such inventory, and the proceeds thereof), shall bear interest at the rate provided in the Agreement, and shall be repayable to us on demand. All Obligations are to be repaid to us solely in United States currency.

     C. You warrant and represent that any Letters of Credit opened hereunder in connection with the importation of goods and inventory shall cover actual goods and inventory imported solely for your account, and said goods and inventory will not be sold or transferred, other than to customers in the ordinary course of business, without our specific, prior written consent.

     D. You unconditionally agree to indemnify us and hold us harmless from and against any and all loss, claim or liability arising from any transactions, occurrences, errors or omissions relating to Letters of Credit established or opened for your account; the goods acquired thereunder (the "Goods"); the documents evidencing the Goods (the "Documents"); any discrepant or nonconforming provisions thereof; steamship or airway guaranties, releases, indemnities or delivery orders or similar documents; any drafts or acceptances; and all Obligations hereunder, including, but not limited to, any such loss, claim or liability due to any action errors or omissions attributable to any Bank, us, any other entity, or any other cause. Your unconditional obligation to us hereunder shall not be modified or diminished for any reason or in any manner whatsoever. You agree that any charges made by us for your account by the Bank shall be conclusive on us and may be charged to your account.

     E. We shall not be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency, or genuineness of any documents or of any endorsements thereon, even if such documents should in fact provide to be in any or all respects invalid, insufficient, fraudulent or forged; any discrepant or nonconforming provisions in any Documents; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Goods or the shipping thereof; or any breach of contract between the shipper or vendors and yourselves. Furthermore, without being limited by the foregoing, we shall not be responsible for any act or omission with respect to or in connection with any of the Goods or the Documents.

     F. You agree that any action taken by us, or any action taken by any Bank if taken in good faith, under or in connection with the Letters of Credit, the guarantees, the drafts or acceptances, or the Goods or the Documents, shall be binding on you and shall not put us in any resulting liability to you. In furtherance thereof, we shall have the full right and authority to take any of the following actions in our name or yours (and you agree that you shall not have the right to take any such action without our express written endorsement in writing): to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all applications for steamship or airways guarantees, releases, indemnities or delivery orders or similar documents; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances, all in our sole name; and the Bank shall be entitled to comply with and honor any and all such documents or instructions executed by or received solely from us, all without any notice to or any consent from you.

     G. You agree that any necessary import, export or other licenses or certificates for the import or handling of the Goods will have been promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Goods, or the financing thereof will have been promptly and fully complied with; and any certificates in that regard that we may at any time request will be promptly furnished. In this connection, you warrant and represent that any Letters of Credit established or opened hereunder shall be in full compliance with the governmental laws and regulations of all countries involved and are not prohibited by any such laws and regulations, and that all shipments made under any such Letters of Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. You assume all risk, liability for, and agree to pay and discharge, all present and further local, state, federal or foreign taxes, duties or levies. Any embargo, restriction, laws, customs or regulations of any country, state, city or other political subdivision, where the Goods are or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely your risk, liability and responsibility.

     H. Any rights, remedies, duties or obligations granted or undertaken by you to any Bank in any application for Letters of Credit, or any standing agreement relating to Letters of Credit or otherwise, shall be deemed to have been granted to us and apply in all respects to us and shall be in addition to any rights, remedies, duties or obligations container herein.

     I. You hereby agree that prior to your repayment of all Obligations to us, we may be deemed to be the absolute owner of, with unqualified rights to possession and disposition of, the Goods and the Documents, all of which may be held by us as security as herein provided. Should possession of any Goods or Documents be transferred to you, they shall continue to serve as security as herein provided, and may be sold, transferred or disposed of only as hereinabove provided.

     J. The terms and provisions of all agreements executed by you in our favor granting collateral security for the Obligations shall apply with equal force to the Goods and the Documents, including without limitation provisions relating to the insurance, maintenance and surrender or other dispositions of any such collateral, and the proceeds thereof.

     K. On breach by you of any of the terms or provisions of this agreement, the Agreement or any other agreement or arrangement now or hereafter entered into between us, or on the non-payment when due of any Obligations, we shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code or granted to us under the Agreement or any of such other agreements.

     L. In addition to any charges, fees or expenses charged to us for your account by any Bank in connection with these transactions (all of which will be charged to your account and when made by the Bank shall be conclusive on us), we shall be entitled to charge your account for our services hereunder with the following:

     1.   UCC filing and search fees.

     2. A commission at the Applicable Rate, as set forth below (minimum fee in any event $75). However, where "time" drafts are involved, we shall be entitled to the Applicable Rate herein described for the term of such drafts remaining unpaid beyond the expiry date of the Letter of Credit. The Applicable Rate shall be one quarter of one percent (1/4%) per month on the face amount of each Letter of Credit, either opened or amended (as to expiry date or dollar amount) for the entire term of said Letter of Credit.

     3. Upon and after the occurrence of an Event of Default, and during the continuation thereof a commission of one sixth percent (1/6%) in excess of the Applicable Rate.

     For the purpose of the preceding subdivision 2, Letters of Credit will be deemed to include not only Letters of Credit established or opened for you with our assistance as hereinabove provided, but also other letters of credit established or opened for you by other institutions with respect to which we are or hereafter become obligated to indemnify such institutions.

     This agreement, which is subject to modification only in writing, is supplementary to, and is to be considered as a part of, the Agreement and shall take effect when dated, accepted and signed in New York State by one of our officers. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copies of this letter, after which we will return a fully executed copy to you for your files.

                              Very truly yours,
                              BNY FINANCIAL CORPORATION

                              By:     /s/ Carl Giordano
                              Title:  Assistant Vice President

READ AND AGREED TO:
LINCOLN SNACKS COMPANY

By:     /s/ Kristine A. Crabs
Title:  Chief Financial Officer

Accepted as of March 11, 1998, at New York, New York

BNY FINANCIAL CORPORATION

By:     /s/ Carl Giordano
Title:  Assistant Vice President